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                        SPECIMEN COMMON STOCK CERTIFICATE

PS
                           PHYSICIANS' SPECIALTY CORP.

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
INCORPORATED UNDER THE LAWS                                 SEE REVERSE FOR
OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS


                                                                      CUSIP


THIS CERTIFIES THAT


IS THE OWNER OF


FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE OF

                          PHYSICIANS' SPECIALTY CORP.
======================================================================================


(hereinafter the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney, upon surrender of this certificate properly endorsed.

      This certificate is not valid until countersigned by the Transfer
      Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
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                               [CORPORTE SEAL]





                                                            Dated:


                                      SEAL
                                      1996



            Secretary                                      President




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                           PHYSICIANS' SPECIALTY CORP.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM    --   as tenants in common                     UNIF GIFT MIN ACT - _____________ Custodian ____________
                                                                                      (Cust)                (Minor)

     TEN ENT    --   as tenants by the entireties                                    under Uniform Gifts to Minors
                                                                                           Act ______________
     JT TEN     --   as joint tenants with right of                                              (State)
                     survivorship and not as tenants
                     in common

                                 Additional abbreviations may also be used though not in the above list.

          For value received, the undersigned hereby sells, assigns and transfers unto


    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE



________________________________________________________________________________________________
          (please print or typewrite name and address, including zip code, of assignee)
________________________________________________________________________________________________
________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________

______________________________________________________________________________________
                  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
NOTICE:           WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                  ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:



-------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.
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